LORD ABBETT SERIES FUND, INC.

Developing Growth Portfolio

Supplement dated November 30, 2018 to the

Prospectus dated May 1, 2018, as supplemented

Effective December 1, 2018, the following table replaces the table in the subsection under “Management – Portfolio Managers” on page 8 of the prospectus:

Portfolio Manager/Title	Member of the Investment Management Team Since
F. Thomas O’Halloran, Partner and Portfolio Manager	2010
Matthew R. DeCicco, Managing Director and Portfolio Manager	2010
Vernon T. Bice, Portfolio Manager	2011

The following paragraph replaces the second paragraph under “Management and Organization of the Fund – Portfolio Managers” on page 20 of the prospectus:

The team is headed by F. Thomas O’Halloran, Partner and Portfolio Manager, who joined Lord Abbett in 2001. Assisting Mr. O’Halloran are Matthew R. DeCicco, Managing Director and Portfolio Manager, who joined Lord Abbett in 1999, and Vernon T. Bice, Portfolio Manager, who joined Lord Abbett in 2011. Messrs. O’Halloran and DeCicco have been members of the team since the Fund’s inception and Mr. Bice has been a member of the team since 2011. Messrs. O’Halloran, DeCicco, and Bice are jointly and primarily responsible for the day-to-day management of the Fund.

Please retain this document for your future reference.